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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                ________________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): June 15, 2000


                         SAKS CREDIT CARD MASTER TRUST
                         -----------------------------
               (Exact Name of Registrant as Specified in Charter)


               Not Applicable      333-28811-01   Not Applicable
               --------------      ------------   --------------
               (State or Other     (Commission    (IRS Employer
                Jurisdiction of     File Number)   Identification No.)
                Incorporation)


                140 Industrial Drive, Elmhurst, Illinois, 60126
         --------------------------------------------------------------
         (Addresses of Principal Executive Offices, including Zip Code)

                                (630) 516-8080
             ----------------------------------------------------
             (Registrant's Telephone Number, including Area Code)
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Item 5.    Other Events.
------     ------------

     Saks Incorporated, as Servicer under the Saks Credit Card Master Trust, distributed the Monthly Certificateholders' Statement for the month of May 2000, to the Series 1997-2 Certificateholders on June 15, 2000.

     Saks Incorporated, as Servicer under the Saks Credit Card Master Trust, distributed the Monthly Certificateholders' Statement for the month of May 2000, to the Series 1998-1 Certificateholders on June 15, 2000.

     Saks Incorporated, as Servicer under the Saks Credit Card Master Trust, distributed the Monthly Certificateholders' Statement for the month of May 2000, to the Series 1998-2 Certificateholders on June 15, 2000.

     Saks Incorporated, as Servicer under the Saks Credit Card Master Trust, distributed the Monthly Certificateholders' Statement for the month of May 2000, to the Series 1999-1 Certificateholders on June 15, 2000.

     On June 15, 2000, (1) Saks Credit Corporation (successor to Proffitt's Credit Corporation), as Transferor under the Series 1998-1 Supplement dated as of May 6, 1998 to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (the "Series Supplement"), paid in full all amounts due pursuant to the Series Supplement with respect to the Series 1998-1 Class A Certificates, the Series 1998-1 Class B Certificates, and the Series 1998-1 Class C Certificates issued under the Series Supplement, and (2) the Series Supplement terminated.

Item 7.    Financial Statements, Pro Forma Financial Information, and Exhibits.
------     -------------------------------------------------------------------

    (c)    Exhibits.

           The following exhibits are filed herewith:

     Exhibit No.         Description
     -----------         -----------

     4.1 Termination And Release Agreement, dated as of June 15, 2000, among Saks Credit Corporation, as Seller, Saks Incorporated, as Servicer, and Norwest Bank Minnesota, National Association.

     99.1 Series 1997-2 Monthly Certificateholders' Statement for the month of May 2000

     99.2 Series 1998-1 Monthly Certificateholders' Statement for the month of May 2000

     99.3 Series 1998-2 Monthly Certificateholders' Statement for the month of May 2000

                                      -2-
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     99.4                Series 1999-1 Monthly Certificateholders' Statement for
                         the month of May 2000

                                      -3-
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                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      SAKS INCORPORATED, as Servicer under the SAKS CREDIT CARD MASTER TRUST
                                      (Registrant)



                                      /s/ Charles J. Hansen
                                      -----------------------------
                                          Charles J. Hansen
                                          Senior Vice President and
                                          Deputy General Counsel



Date:  June 15, 2000

                                      -4-
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                               INDEX TO EXHIBITS
                               -----------------

   Exhibit
   -------
     4.1 Termination And Release Agreement, dated as of June 15, 2000, among Saks Credit Corporation, as Seller, Saks Incorporated, as Servicer, and Norwest Bank Minnesota, National Association.

     99.1 Series 1997-2 Monthly Certificateholders' Statement for the month of May 2000

     99.2 Series 1998-1 Monthly Certificateholders' Statement for the month of May 2000

     99.3 Series 1998-2 Monthly Certificateholders' Statement for the month of May 2000

     99.4 Series 1999-1 Monthly Certificateholders' Statement for the month of May 2000